UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

First Business Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Charmany Drive

Madison, Wisconsin 53719

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (608) 238-8008

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FBIZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b- 2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 17, 2023, the Compensation Committee (the “Committee”) of the Board of Directors of First Business Financial Services, Inc. (the “Company”) approved the vesting of the performance-based restricted stock units, or “PRSUs”, granted to executive officers of the Company in 2020 under its Long-Term Incentive Plan for the performance measurement period beginning in 2020 and ending in 2022 (the “2020 Grant”). The vesting of the 2020 Grant was determined by Total Shareholder Return (“TSR”) and Return on Average Equity (“ROAE”) Company performance goals. As noted in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 6, 2023 (the “Proxy Statement”), as of the date of the Proxy Statement, the number of shares earned under the 2020 Grant was unknown due to the unavailability of final Return on Average Equity information.

The Committee determined that the Company’s performance at a “Superior” level under each of the TSR and ROAE performance goals during the performance period resulted in the payout of the Company’s common stock to each of the Company’s executive officers listed below:

Executive Officers	Shares Vested
Corey A. Chambas	11,400
Edward G. Sloane, Jr.*	4,910
David R. Seiler	5,280
Mark J. Meloy	3,180
Bradley A. Quade	3,260
Brian D. Spielmann**	0

* Mr. Sloane retired from his role as the Company’s Chief Financial Officer, Principal Financial Officer and Treasurer effective April 1, 2023.

* * Mr. Spielmann was named Chief Financial Officer on April 1, 2023 and was not a Named Executive Officer at the time of the 2020 Grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BUSINESS FINANCIAL SERVICES, INC.

Date: April 19, 2023	By:	/s/ Brian Spielmann
Brian Spielmann
Chief Financial Officer